SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2011
SEABRIDGE FREIGHT CORP.
( a Nevada Corporation)

(Formerly TrinityCare Senior Living, Inc., a Nevada corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

2327 South Dock Street
Palmetto, Florida
(941) 981-3850

Michael D. Shea
2327 South Dock Street
Palmetto, Florida
(941) 981-3850
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01- Entry Into Material Definitive Agreement
    On February 14, 2011 SeaBridge Freight Corp., a leading pioneer in the marine highway industry in the United States, is announcing the execution of a letter of intent with Houston-based University General Hospital, which owns and develops regional healthcare networks through the operation of general acute care hospitals.

ITEM 9.01 – Financial Statements and Exhibits

Exhibit

EXHIBIT      DESCRIPTION

Exhibit 99.1                    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIDGE FREIGHT CORP.

Date: February 15, 2011	By: /s/ Michael D. Shea
Name: Michael D. Shea Title: President

For Immediate Release

SEABRIDGE FREIGHT CORP. ANNOUNCES TRANSACTION WITH UNIVERSITY GENERAL HOSPITAL, LP

Palmetto, Florida – February 14, 2011 – SeaBridge Freight Corp. (OTC BB: TCSR), a leading pioneer in the marine highway industry in the United States, is announcing the execution of a letter of intent with Houston-based University General Hospital, which owns and develops regional healthcare networks through the operation of general acute care hospitals. The company’s premier facility is located near the Texas Medical Center in Houston, Texas and has plans for rapid expansion in 2011.

“The transaction with University General Hospital will create a change in focus for our public company; a change we believe will be beneficial to our shareholders”, stated Michael D. Shea Chairman and Chief Executive Officer of SeaBridge Freight Corp. “University General Hospital has an outstanding management team with proven results. Given the future of healthcare reform and the fragmented nature of the current healthcare delivery system, we believe University General Hospital is in a unique position to capitalize on the opportunities for general acute care hospital management, using their collective experience in the healthcare field.”

The letter of intent has been approved by a majority of SeaBridge Freight Corp. shareholders and by the General Partner of University General Hospital, LP. The transaction is subject to the execution of definitive agreements and other customary conditions. Upon execution of the transaction, the existing partners of University General Hospital will become majority owners of SeaBridge Freight Corp. common stock. In addition, all existing management will remain at University General Hospital, and the entire board of SeaBridge Freight Corp. will be replaced with appointees of University General Hospital. More information will be available as it develops.

About SeaBridge Freight Corp.

SeaBridge Freight Corp. created the first major US marine highway, an environmentally friendly, safe, cost efficient container-on-barge, blue water, intermodal freight service with break-bulk and out-of-gauge freight transport between Port Manatee (Tampa), Florida and the Port of Brownsville, Texas.  The direct water route is drastically shorter than overland routing and offers a more environmentally friendly alternative that economically connects Mexico and South Texas with Southeastern US markets.

Forward-Looking Statements

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission.

For Additional Information, Please Contact:

Tyson Wallis, Investor Relations

281-482-9700 ext 103